UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 2, 2005
                                        ----------------
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
                          ----------------------------
             (Exact name of registrant as specified in its charter)

            Florida                       0-2500111              65-0248866
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
         incorporation)                                     Identification No.)

       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01.  Entry into a Material Definitive Agreement

Separation and Release Agreement

On December 2, 2005, Mr. Richard A. Widdicombe, the recently resigned Chief Executive Officer of 21st Century Holding Company (the "Company"), and the Company entered into a Separation and Release Agreement (the "Agreement") under which Mr. Widdicombe resigned from his positions as Chief Executive Officer effective as of November 10, 2005, and from all other officer and director positions with the Company and its subsidiaries. Set forth below is a description of the material terms of the Agreement.

Date of Termination. Mr. Widdicombe agreed to remain employed by the Company and available to assist its Board of Directors until December 2, 2005, at which time he resigned from all employment from the Company. Until December 2, 2005, Mr. Widdicombe continued to receive his base salary and other benefits at current levels.

In exchange, Mr. Widdicombe has agreed to certain covenants prohibiting competition, solicitation of employees, non-disparagement and has provided the Company with customary releases and acknowledgements.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

99.1 Separation and Release Agreement between 21st Century Holding Company and Richard A. Widdicombe

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    21ST CENTURY HOLDING COMPANY


Date:  December 7, 2005             By:    /s/  J. Gordon Jennings, III
                                           -----------------------------
                                    Name:  J. Gordon Jennings, III
                                    Title: Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

                                 EXHIBIT INDEX

  Exhibit No.      Exhibit Title
  -----------      -------------

     99.1 Separation and Release Agreement between 21st Century Holding Company and Richard A. Widdicombe